                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: December 18, 2000
                   Newcourt Equipment Trust Securities 1999-1


 A New York                      Commission File                 I.R.S. Employer
Corporation                       No. 108-2255                   No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 740-5408

ITEM 5. OTHER

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                                  DECEMBER 18, 2000     PAYMENT DATE:  DECEMBER 20, 2000
COLLECTION PERIOD:                                                   NOVEMBER 30, 2000


          I.    INFORMATION REGARDING THE CONTRACTS

              1.  CONTRACT POOL PRINCIPAL BALANCE
                  a.    Beginning of Collection Period                                $  1,072,578,534.32
                  b.    End of Collection Period                                      $  1,025,888,683.62
                  c.    Reduction for Collection Period                               $     46,689,850.69
              2.  DELINQUENT SCHEDULED PAYMENTS
                  a.    Beginning of Collection Period                                $     18,390,052.49
                  b.    End of Collection Period                                      $     20,810,093.05
              3.  LIQUIDATED CONTRACTS
                  a.    Number of Liquidated Contracts                                                273
                        with respect to Collection Period
                  b.    Required Payoff Amounts of Liquidated Contracts               $      3,414,393.64
                  c.    Total Reserve for Liquidation Expenses                        $                 -
                  d.    Total Liquidation Proceeds Received (1)                       $      1,857,622.62
                  e.    Liquidation Proceeds Allocated to Owner Trust                 $      1,857,622.62
                  f.    Liquidation Proceeds Allocated to Depositor                   $                 -
                  g.    Current Realized Losses                                       $      1,556,771.02
              4.  PREPAID CONTACTS
                  a.    Number of Prepaid Contracts with respect                                    1,094
                        to Collection Period
                  b.    Required Payoff Amounts of Prepaid Contracts                  $      9,977,267.56
              5.  PURCHASED CONTRACTS (BY TCC)
                  a.    Number of Contracts Purchased by TCC with                                       -
                        respect to Collection Period
                  b.    Required Payoff Amounts of Purchased Contracts                $                 -

6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                               ----------------------------------------------------------------------------------------------
                                                                                                          % OF AGGREGATE
                                 NUMBER OF                % OF              AGGREGATE REQUIRED            REQUIRED PAYOFF
                                 CONTRACTS             CONTRACTS              PAYOFF AMOUNTS                  AMOUNTS
                               ----------------------------------------------------------------------------------------------
a.    Current                      64,120                91.44%               947,832,468.27                  90.55%
b.    31-60 days                   3,238                 4.62%                51,210,790.72                    4.89%
c.    61-90 days                   1,237                 1.76%                20,222,180.56                    1.93%
d.    91-120 days                   733                  1.05%                12,504,039.30                    1.19%
e.    120+ days                     797                  1.14%                14,929,297.82                    1.43%
f.    Total                        70,125               100.00%              1,046,698,776.67                 100.00%


7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


       ---------------------------------------------------------------------------------------------------------------------

                                    % OF                      % OF                      % OF                    % OF
                                 AGGREGATE                 AGGREGATE                 AGGREGATE                AGGREGATE
                              REQUIRED PAYOFF           REQUIRED PAYOFF           REQUIRED PAYOFF          REQUIRED PAYOFF
                                  AMOUNTS                   AMOUNTS                   AMOUNTS                  AMOUNTS
       COLLECTION
         PERIODS            31-60 DAYS PAST DUE       61-90 DAYS PAST DUE       91-120 DAYS PAST DUE     120+ DAYS PAST DUE
       ---------------------------------------------------------------------------------------------------------------------
         11/30/00                  4.89%                     1.93%                     1.19%                    1.43%
         10/31/00                  4.32%                     1.72%                     1.09%                    0.98%
         9/30/00                   4.39%                     2.61%                     0.84%                    1.03%
         8/31/00                   4.88%                     1.74%                     0.91%                    0.97%
         7/31/00                   4.62%                     1.53%                     1.43%                    1.13%
         6/30/00                   5.33%                     1.62%                     0.65%                    1.59%
         5/31/00                   4.46%                     1.34%                     1.58%                    1.14%
         4/30/00                   4.98%                     2.18%                     1.14%                    1.00%
         3/31/00                   4.75%                     1.85%                     0.64%                    1.57%
         2/29/00                   5.79%                     1.90%                     0.98%                    1.42%
         1/31/00                   4.48%                     2.09%                     1.06%                    1.31%
         12/31/99                  5.04%                     1.44%                     1.08%                    1.14%
         11/30/99                  4.25%                     1.36%                     0.61%                    1.10%
         10/31/99                  3.70%                     1.22%                     0.79%                    1.05%
         9/30/99                   3.65%                     1.06%                     0.98%                    0.35%
         8/31/99                   3.34%                     2.02%                     0.49%                    0.01%

8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                             --------------------------------------------------------------------------------
                                                COLLECTION        3 COLLECTION     6 COLLECTION PERIODS    CUMULATIVE SINCE
                                                  PERIOD         PERIODS ENDING           ENDING             CUT-OFF DATE
                                               NOVEMBER-00        NOVEMBER-00          NOVEMBER-00
                                             --------------------------------------------------------------------------------
   a.    Number of Liquidated                      273                818                 1,606                  3,832
         Contracts
   b.    Number of Liquidated                     0.317%             0.949%               1.863%                4.445%
         Contracts as a Percentage
         of Initial Contracts
   c.    Required Payoff Amounts of            3,414,393.64      12,485,746.49        33,205,167.14          81,952,030.28
         Liquidated Contracts
   d.    Liquidation Proceeds Allocated        1,857,622.62       5,284,825.32        15,164,248.92          27,859,539.87
         to Owner Trust
   e.    Aggregate Current Realized            1,556,771.02       7,200,921.17        18,040,918.22          54,092,490.41
         Losses
   f.    Aggregate Current Realized               0.085%             0.392%               0.983%                2.946%
         Losses as a Percentage of
         Cut-off Date Contract Pool
         Principal Balance

II. INFORMATION REGARDING THE SECURITIES

    1.  SUMMARY OF BALANCE INFORMATION

           --------------------------------------------------------------------------------------------------------------------

                          CLASS     COUPON      DECEMBER 20, 2000    DECEMBER 20, 2000    NOVEMBER 20, 2000  NOVEMBER 20, 2000
                                      RATE          PAYMENT DATE         PAYMENT DATE        PAYMENT DATE      PAYMENT DATE

           --------------------------------------------------------------------------------------------------------------------
        a. Class A-1 Notes          5.9713%            $0.00               0.00000               $0.00             0.00000
        b. Class A-2 Notes          6.3100%            $0.00               0.00000               $0.00             0.00000
        c. Class A-3 Notes          6.9188%       $570,931,457.81          0.84051          $611,746,184.52        0.90059
        d. Class A-4 Notes          7.1800%       $318,523,103.00          1.00000          $318,523,103.00        1.00000
        e. Class A-5 Notes          6.9900%        $40,684,854.31          0.60715          $42,202,274.46         0.62980
        f. Class B Notes            7.0700%        $17,098,486.69          0.74509          $17,876,666.43         0.77900
        g. Class C Notes            7.2100%        $37,615,234.47          0.74506          $39,327,164.54         0.77897
        h. Class D Notes            7.9600%        $41,035,547.34          0.74507          $42,903,141.37         0.77898
        I. Total                      N.A.       $1,025,888,683.63         0.55880         $1,072,578,534.32       0.58424


        Note:  Aggregate Required Payoff Amount of all contracts at the end of the collection period is  $1,025,888,683.63 and the CCA
                             Balance is 60,932,283.37

              2.  TOTAL PRINCIPAL PAYMENT
                  a.    Principal Balance of Notes                                                       $  1,072,578,534.32
                        (End of Prior Collection Period)                                                 $  1,025,888,683.62
                  b.    Contract Pool Principal Balance (End of Collection Period)                       $     46,689,850.70
                  c.    Total Principal Payment
              3.  GROSS COLLECTIONS                                                                      $     38,620,383.92
                  a.    Scheduled Payments Received                                                      $      1,857,622.62
                  b.    Liquidation Proceeds Allocated to Owner Trust                                    $      9,977,267.56
                  c.    Required Payoff Amounts of Prepaid Contracts                                     $                 -
                  d.    Required Payoff Amounts of Purchased Contracts                                   $                 -
                  e.    Proceeds of Clean-up Call                                                        $        233,343.31
                  f.    Investment Earnings on Collection Account and Note Distribution Account          $      2,420,040.56
                  g.    Net Servicer Advances/(Recoveries)                                               $     53,108,657.97
                  h.    Total Gross Collections (sum of (a) through (f))
              4.  DETERMINATION OF AVAILABLE FUNDS                                                       $     53,108,657.97
                  a.    Total Pledged Revenues                                                           $        737,785.34
                  b.    Withdrawal from Cash Collateral Account                                          $     53,846,443.31
                  c.    Total Available Funds
              5.  CLASS A-3 SWAP
                  a.    Payment Details                                                                  $     40,814,726.71
                        1.  Class A-3 Principal Amount                                                               6.8360%
                        2.  Class A-3 Assumed Fixed Rate                                                         0.083333333
                        3.  Class A-3 Assumed Fixed Rate Count (30/360)                                             6.91875%
                        4.  Class A-3 Interest Rate (Libor + .30%)                                               0.083333333
                        5.  Class A-3 Interest Rate Day Count (Actual/360)

                  b.    Net Payment Calculation                                                          $      3,484,914.10
                        1. Class A-3 Assumed Fixed Payment to Swap Provider                              $      3,527,099.10
                        2. Class A-3 Interest Payment                                                    $        (42,185.00)
                        3. Class A-3 Swap Payment From/(To) the Trust

  6.  APPLICATION OF AVAILABLE FUNDS

      -------------------------------------------------------------------------------------------------------
                    ITEM                       AMOUNT                           REMAINING AVAILABLE FUNDS
      -------------------------------------------------------------------------------------------------------
      a.  Total Available Funds                                                               53,846,443.31
      b.  Servicing Fee                                893,815.45                             52,952,627.86
      c.  Interest on Notes:
          i) Class A-1 Notes                                 0.00                             52,952,627.86
          ii) Class A-2 Notes                                0.00                             52,952,627.87
          iii) Class A-3 Net Swap                      (42,185.00)                            52,994,812.87
          iv) Class A-3 Notes                        3,527,099.10                             49,467,713.78
          v) Class A-4 Notes                         1,905,829.90                             47,561,883.88
          vi) Class A-5 Notes                          245,828.25                             47,316,055.64
          vii) Class B Notes                           105,323.36                             47,210,732.29
          viii) Class C Notes                          236,290.71                             46,974,441.58
          ix) Class D Notes                            284,590.84                             46,689,850.70
      d.  Principal of Notes
          i) Class A-1 Notes                                 0.00                             46,689,850.70
          ii) Class A-2 Notes                                0.00                             46,689,850.70
          iii) Class A-3 Notes                      40,814,726.71                              5,875,123.99
          iv) Class A-4 Notes                                0.00                              5,875,123.99
          v) Class A-5 Notes                         1,517,420.15                              4,357,703.84
          vi) Class B Notes                            778,179.74                              3,579,524.10
          vii) Class C Notes                         1,711,930.07                              1,867,594.03
          viii) Class D Notes                        1,867,594.03                                      0.00
      e.  Deposit to Cash
          Collateral Account                                 0.00                                      0.00
      f.  Amount to be applied in
          accordance with CCA                                0.00                                      0.00
          Loan Agreement
      g   Balance, if any, to Equity                         0.00                                      0.00
          Certificates

        III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

              1.  BALANCE RECONCILIATION

                  --------------------------------------------------------------------------------------------------
                                                                                            DECEMBER 20, 2000
                                             ITEM                                              PAYMENT DATE
                  --------------------------------------------------------------------------------------------------
                  a. Available Cash Collateral Amount (Beginning)                             61,670,068.71
                  b. Deposits to Cash Collateral Account                                           0.00
                  c. Withdrawals from Cash Collateral Account                                   737,785.34
                  d. Releases of Cash Collateral Account Surplus                                   0.00
                     (Excess, if any of (a) plus (b) minus (c) over (f))
                  e. Available Cash Collateral Amount (End)                                   60,932,283.37
                     (Sum of (a) plus (b) minus (c) minus (d))
                  f. Requisite Cash Collateral Amount                                         67,708,653.12
                  g. Cash Collateral Account Shortfall                                         6,776,369.75
                     (Excess, if any, of (f) over (e))
              2.     CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
                  a. For any payment date on or prior to the
                     August 2000 Payment Date  to,
                     and including, the August 2000 Payment Date
                     1) Initial Cash Collateral Amount                                        100,972,742.00
                  b. For any Payment Dates after the August 2000
                     Payment Date until
                      the Final Payment Date, the sum of
                     1) 6.60% of the Contract Pool Principal Balance                          67,708,653.12
                     2) The Aggregate Principal Balance of the Notes
                      and the Equity Certificate Balance less the
                      Contract Pool Principal Balance                                              0.00
                     3) Total ((1) plus (2))                                                  67,708,653.12
                  c. Floor equal to the lesser of
                      1) 1.25% of Cut-Off Date Contract Pool Principal
                     Balance ($22,948,350); and                                               22,948,350.00
                     2) the Aggregate Principal Balance of the Notes
                     and the Equity Certificate Balance                                      1,025,888,683.63
                  d. Requisite Cash Collateral Amount                                         67,708,653.12

              3.     CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
                  a. Interest Shortfalls                                                           0.00
                  b. Principal Deficiency Amount                                                737,785.34
                  c. Principal Payable at Stated Maturity Date of
                     Class of Notes or Equity Certificates                                         0.00
                  d. Total Cash Collateral Account Withdrawals                                  737,785.34

IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

    -----------------------------------------------------------------------------------------------------------
              DISTRIBUTION              CLASS A-1         CLASS A-2       CLASS A-3         CLASS A-4
                 AMOUNTS                  NOTES             NOTES           NOTES             NOTES
    -----------------------------------------------------------------------------------------------------------
    1. Interest Due                   $           -     $           -    $  3,527,099.10     $ 1,905,829.90
    2. Interest Paid                  $           -     $           -    $  3,527,099.10     $ 1,905,829.90
    3. Interest Shortfall             $           -     $           -    $             -     $            -
    ((1) minus (2))
    4. Principal Paid                 $           -     $           -    $ 40,814,726.71     $            -
    5. Total Distribution Amount      $           -     $           -    $ 44,341,825.81     $ 1,905,829.90
    ((2) plus (4))



    --------------------------------------------------------------------------------------------------------------------------
                DISTRIBUTION            CLASS A-5            CLASS B           CLASS C          CLASS D
                 AMOUNTS                  NOTES               NOTES             NOTES            NOTES           TOTALS
    --------------------------------------------------------------------------------------------------------------------------
    1. Interest Due                   $  245,828.25     $  105,323.36    $    236,290.71     $   284,590.84    $ 6,304,962.15
    2. Interest Paid                  $  245,828.25     $  105,323.36    $    236,290.71     $   284,590.84    $ 6,304,962.15
    3. Interest Shortfall             $           -     $           -    $             -     $            -    $            -
    ((1) minus (2))
    4. Principal Paid                 $1,517,420.15     $  778,179.74    $  1,711,930.07     $ 1,867,594.03   $ 46,689,850.70
    5. Total Distribution Amount      $1,763,248.40     $  883,503.10    $  1,948,220.78     $ 2,152,184.87   $ 52,994,812.85
    ((2) plus (4))

          V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

                  ----------------------------------------------------------------------------------------------------
                                                                       AS OF END OF                    AS OF END OF
                                       ITEM                            NOVEMBER-00                      OCTOBER-00
                                                                    COLLECTION PERIOD               COLLECTION PERIOD
                  ----------------------------------------------------------------------------------------------------
              1.  ORIGINAL CONTRACT CHARACTERISTICS
                  a.    Original Number of Contracts                      86,204                           N.A.
                  b.    Cut-Off Date Contract Pool                    1,835,868,028                        N.A.
                        Principal Balance
                  c.    Original Weighted Average                         47.00                            N.A.
                         Remaining Term
                  d.    Weighted Average                                  55.00                            N.A.
                        Original Term
              2.  CURRENT CONTRACT CHARACTERISTICS
                  a.    Number of Contracts                               70,125                          71,649
                  b.    Average Contract                                  14,629                          14,970
                        Principal Balance
                  c.    Weighted Average                                   35.9                            36.5
                         Remaining Term


         VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE


                  ---------------------------------------------------------------------------
                  PAYMENT DATE                                           SINCE ISSUE
                    PERIOD                                                   CPR
                  ---------------------------------------------------------------------------
                    0                    Aug-99
                    1                    Sep-99                             7.696%
                    2                    Oct-99                            10.521%
                    3                    Nov-99                             9.958%
                    4                    Dec-99                             8.758%
                    5                    Jan-00                             8.327%
                    6                    Feb-00                             9.785%
                    7                    Mar-00                             9.516%
                    8                    Apr-00                             9.315%
                    9                    May-00                             9.708%
                   10                    Jun-00                             9.706%
                   11                    Jul-00                             9.497%
                   12                    Aug-00                            11.356%
                   13                    Sep-00                            10.971%
                   14                    Oct-00                            11.260%
                   15                    Nov-00                            11.072%
                   16                    Dec-00                            11.198%

        VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS


             A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                  This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement. with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                             Pooling and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                              Glenn Votek
                              -----------
                              Glenn Votek
                              Executive Vice President, and Treasurer